VIRGINIA MINES INC.

and

CIBC MELLON TRUST COMPANY

as Rights Agent

______________________________________________________________________________

SHAREHOLDER RIGHTS PLAN AGREEMENT

Dated as of May 30, 2011

______________________________________________________________________________

5797960_5.DOC

SHAREHOLDER RIGHTS PLAN

TABLE OF CONTENTS

ARTICLE 1
INTERPRETATION

4

Section 1.1

Certain Definitions.

4

Section 1.2

Currency.

16

Section 1.3

Headings.

16

Section 1.4

Number and Gender.

16

Section 1.5

Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares.  16

Section 1.6

Acting Jointly or in Concert.

17

Section 1.7

Statutory References.

18

ARTICLE 2
THE RIGHTS

18

Section 2.1

Legend on Common Share Certificates.

18

Section 2.2

Initial Exercise Price; Exercise of Rights; Detachment of Rights.

18

Section 2.3

Adjustments to Exercise Price; Number of Rights.

21

Section 2.4

Date on Which Exercise is Effective.

26

Section 2.5

Execution, Authentication, Delivery and Dating of Rights Certificates.

27

Section 2.6

Registration, Registration of Transfer and Exchange.

27

Section 2.7

Mutilated, Destroyed, Lost and Stolen Rights Certificates.

28

Section 2.8

Persons Deemed Owners.

28

Section 2.9

Delivery and Cancellation of Rights Certificates.

29

Section 2.10

Agreement of Rights Holders.

29

Section 2.11

Rights Certificate Holder not Deemed a Shareholder.

30

ARTICLE 3
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

30

Section 3.1

Flip-in Event.

30

ARTICLE 4
THE RIGHTS AGENT

32

Section 4.1

General.

32

Section 4.2

Merger or Amalgamation or Change of Name of Rights Agent.

33

Section 4.3

Duties of Rights Agent.

33

Section 4.4

Change of Rights Agent.

35

Section 4.5

Compliance with Money Laundering Legislation.

36

Section 4.6

Privacy Provision.

36

ARTICLE 5
MISCELLANEOUS SECTION

36

Section 5.1

Redemption and Waiver.

36

Section 5.2

Expiration.

38

Section 5.3

Issuance of New Rights Certificates.

38

Section 5.4

Supplements and Amendments.

38

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Section 5.5

Fractional Rights and Fractional Shares.

40

Section 5.6

Rights of Action.

40

Section 5.7

Notices.

40

Section 5.8

Successors.

41

Section 5.9

Benefits of this Agreement.

41

Section 5.10

Governing Law.

41

Section 5.11

Severability.

41

Section 5.12

Effective Date.

42

Section 5.13

Determinations and Actions by the Board of Directors.

42

Section 5.14

Rights of Board, Corporation and Offeror.

42

Section 5.15

Regulatory Approvals.

42

Section 5.16

Declaration as to Non-Canadian Holders.

43

Section 5.17

Time of the Essence.

43

Section 5.18

Execution in Counterparts.

43

SCHEDULE

Schedule Section 2.2(3)

SHAREHOLDER RIGHTS PLAN

SHAREHOLDER RIGHTS PLAN AGREEMENT

THIS AGREEMENT dated as of May 30, 2011 between Virginia Mines Inc. (the “Corporation”), a corporation incorporated under the laws of Canada, and CIBC Mellon Trust Company, a corporation existing under the laws of Canada, as rights agent (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).

WHEREAS:

(1)

the Board of Directors has determined that it is advisable and in the best interests of the Corporation to adopt a shareholder rights plan to ensure, to the extent possible, that all shareholders of the Corporation are treated equally and fairly in connection with any take-over bid or other initiative to acquire control of the Corporation and to ensure that the Board of Directors has sufficient time to evaluate initiatives to acquire control of the Corporation and to explore, develop and pursue alternatives that could enhance value for the shareholders;

(2)

in order to implement the adoption of this Agreement, the Board of Directors has authorized the issuance of one (1) Right:

(i)

effective at the Record Time in respect of each Common Share outstanding at the Record Time; and

(ii)

in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time;

(3)

the Corporation has appointed the Rights Agent to act on behalf of the Corporation, and the Rights Agent has agreed to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights and other matters referred to in this Agreement; and

(4)

each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the respective covenants and agreements set forth herein, the parties hereby agree as follows:

ARTICLE 1
INTERPRETATION

Section 1.1

Certain Definitions.

For purposes of the Agreement, the following terms have the meanings indicated:

(1)

“Acquiring Person” means, any Person who is the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares; provided, however, that the term “Acquiring Person” shall not include:

(a)

the Corporation or any Subsidiary of the Corporation;

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(b)

any Person who becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares as a result of any one or any combination of: (A) Corporate Acquisitions, (B) Permitted Bid Acquisitions, (C) Corporate Distributions, (D) Exempt Acquisitions, or (E) Convertible Security Acquisitions; provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the Voting Shares then outstanding by reason of one or any combination of a Corporate Acquisition, a Permitted Bid Acquisition, a Corporate Distribution, an Exempt Acquisition or a Convertible Security Acquisition, and thereafter such Person, while such Person is the Beneficial Owner of 20% or more of the Voting Shares then outstanding, becomes the Beneficial Owner of any additional Voting Shares (other than pursuant to any one or a combination of a Corporate Acquisition, a Permitted Bid Acquisition, a Corporate Distribution, an Exempt Acquisition or a Convertible Security Acquisition), then as of the date such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an Acquiring Person;

(c)

for a period of ten (10) days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Section 1.1(5)(f) solely because such Person makes or announces an intention to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person. For the purposes of this definition, “Disqualification Date” means the first date of a public announcement of facts indicating that any Person is making or intends to make a Take-over Bid, either alone, through such Person's Affiliates or Associates or by acting jointly or in concert with any other Person; and

(d)

an underwriter or member of a banking or selling group acting in such capacity that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities.

(2)

“Affiliate” when used to indicate a relationship with a specified Person, means a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

(3)

“Agreement” means this agreement as amended, modified or supplemented from time to time.

(4)

“Associate” when used to indicate a relationship with a specified Person, shall mean (a) any corporation or company of which such Person beneficially owns, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such corporation or company for the time being outstanding, (b) any partner of that Person, (c) any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar capacity, (d) a spouse of such specified Person, (e) any Person of either sex with whom such specified Person is living in a conjugal relationship outside marriage, or (f) any relative of such specified Person or of a Person mentioned in Clauses (d) or (e) of this definition if that relative has the same residence as the specified Person.

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(5)

A Person shall be deemed the “Beneficial Owner”, and to have “Beneficial Ownership” of, and to “Beneficially Own”:

(a)

any securities as to which such Person or any of such Person’s Affiliates or Associates is the owner at law;

(b)

any securities which the Person or any of such Person's Affiliates or Associates has the right to acquire within 60 days (where such right is exercisable within a period of 60 days whether or not upon the occurrence of a contingency or the making of a payment) pursuant to any Convertible Security, agreement, arrangement, pledge or understanding, whether or not in writing (other than customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a distribution of securities); and

(c)

any securities that are Beneficially Owned within the meaning of Section 1.1(5)(a) or (b) by any other Person with whom, and in respect of which security, such Person is acting jointly or in concert;

provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security as a result of the existence of any one or more of the following circumstances:

(d)

such security has been deposited or tendered, pursuant to a Take-over Bid made by such Person or made by any Affiliate or Associate of such Person or made by any other Person with whom and in respect of which security such Person is acting jointly or in concert, until such deposited or tendered security has been accepted unconditionally for payment or exchange or has been taken up and paid for, whichever shall first occur;

(e)

by reason of the holder of such security having agreed pursuant to a Permitted Lock-up Agreement to deposit or tender such security pursuant to a Take-over Bid made by any such Person or any of such Person’s Affiliates or Associates or any other Person with whom, and in respect of which security, such Person is acting jointly or in concert, unless such deposited or tendered security has been accepted unconditionally for payment or exchange or has been taken-up and paid for, whichever shall first occur;

(f)

where such Person, any of such Person’s Affiliates or Associates or any other Person acting jointly or in concert with such Person, holds such security provided that:

(A)

the ordinary business of any such Person (the “Investment Manager”) includes the management of investment funds for others (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans) and includes the acquisition or holding of securities for a non-discretionary account of a Client (as defined below) by a dealer or broker registered under applicable securities laws to the extent required and such security is held by the Investment Manager in

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the ordinary course of such business in the performance of such Investment Manager’s duties for the account of any other Person (a “Client”);

(B)

such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an “Estate Account”) or in relation to other accounts (each an “Other Account”) and holds such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person or for such other accounts;

(C)

such Person (the “Statutory Body”) is established by statute for purposes that include, and the ordinary business or activity of such Person includes, the management of investment funds for employee benefit plans, pension plans, insurance plans or various public bodies and the Statutory Body holds such security in the ordinary course of and for the purposes of the management of such investment funds;

(D)

such person (the “Administrator”) is the administrator or trustee of one or more pension funds or plans (a “Plan”) registered under the laws of Canada or any Province thereof or the corresponding laws of the jurisdiction by which such Plan is governed and the Administrator holds such security for the purposes of its activities as such; or

(E)

such Person is a Crown agent or agency;

but only if the Investment Manager, the Trust Company, the Statutory Body, the Administrator or the Crown agent or agency, as the case may be, (A) did not acquire and does not Beneficially Own or hold such security for the purpose of or with the effect of changing or influencing the control of the issuer thereof; either alone or acting jointly or in concert with any other Person, or in connection with or as a participant in any transaction having that purpose or effect, (B) is not then making a Take-over Bid in respect of securities of the Corporation or has not then announced an intention to make a Take-over Bid in respect of securities of the Corporation, and (C) is not then acting jointly or in concert with any other Person who is making a Take-over Bid or who has announced an intention to make a Take-over Bid, other than an Offer to Acquire Voting Shares or other securities (1) pursuant to a distribution by the Corporation, or (2) by means of a Permitted Bid or a Competing Permitted Bid, or (3) by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of the business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market;

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(g)

because such Person is:

(A)

a Client of or has an account with the same Investment Manager as another Person on whose account the Investment Manager holds such security;

(B)

is the holder of an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security; or

(C)

is a participant in a Plan with the same Administrator as another Plan on whose account the Administrator holds such security;

(h)

where such Person is:

(A)

a Client of an Investment Manager and such security is owned at law by the Investment Manager;

(B)

is the holder of an Estate Account or an Other Account of a Trust Company and such security is owned at law by the Trust Company; or

(C)

is a participant in a Plan and such security is owned at law by the Administrator of the Plan; or

(i)

where such Person is the registered holder of securities as a result of carrying on the business of or acting as a nominee of the securities depository.

(6)

“Board of Directors” means, at any time, the duly constituted board of directors of the Corporation.

(7)

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in Montreal are authorized or obligated by law to close.

(8)

“Canada Business Corporations Act” means the Canada Business Corporations Act, and the regulations and rules made thereunder as now in effect or as the same may from time to time be amended, re-enacted or repealed.

(9)

“close of business” on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the principal office of the transfer agent for the Common Shares in Toronto, Ontario (or, after the Separation Time, the principal office of the Rights Agent in Toronto, Ontario) is closed to the public.

(10)

“Common Shares”, when used with reference to the Corporation, means the common shares in the capital of the Corporation as constituted at the Record Time, as such shares may be subdivided, consolidated, reclassified or otherwise changed from time to time.

(11)

“Competing Permitted Bid” means a Take-over Bid that: (i) is made while another Permitted Bid is in existence, and (ii) satisfies all the components of the definition of a Permitted Bid other than the requirements set out in Clause (b) of the definition of a

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Permitted Bid which shall be satisfied if the Take-over Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Voting Shares or Convertible Securities shall be taken up or paid for pursuant to the Competing Permitted Bid prior to the close of business on the date that is no earlier than the date which is the later of thirty-five (35) days after the date the Competing Permitted Bid is made or sixty (60) days after the earliest date on which any other Permitted Bid or Competing Permitted Bid that is then in existence was made and only if at that date, outstanding Voting Shares and Convertible Securities held by Independent Shareholders that represent more than fifty percent (50%) of the aggregate of (A) then outstanding Voting Shares; and (B) the Voting Shares issuable on exercise of the Convertible Securities; have been deposited or tendered to the Competing Permitted Bid and not withdrawn.

(12)

“controlled” a Person is considered to be “controlled” by another Person or two or more Persons if:

(a)

in the case of a Person other than a partnership or a limited partnership, including, without limitation, a corporation or body corporate:

(i)

securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors of such Person are held, directly or indirectly, by or on behalf of the other Person or Persons; and

(ii)

the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such Person;

(b)

in the case of a partnership other than a limited partnership, more than 50% of the interests in such partnership are held by the other Person or Persons; and

(c)

in the case of a limited partnership, the other Person or each of the other Persons is a general partner of the limited partnership;

and “controls”, “controlling” and “under common control with” shall be interpreted accordingly.

(13)

“Convertible Security” means with respect to any security, a security convertible into or exercisable or exchangeable for the first-mentioned security including, without limitation, share purchase rights, exchange rights, options and warrants.

(14)

“Convertible Security Acquisition” means the acquisition of Voting Shares upon the exercise, conversion or exchange of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Corporate Distribution.

(15)

“Corporate Acquisition” means an acquisition by the Corporation or a Subsidiary of the Corporation or the redemption by the Corporation of Voting Shares which by reducing the number of Voting Shares outstanding increases the proportionate number of Voting Shares Beneficially Owned by any Person.

(16)

“Corporate Distribution” means an acquisition by a Person of Voting Shares or Convertible Securities as a result of:

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(a)

a stock dividend or a stock split or other event pursuant to which a Person receives or acquires Voting Shares on the same pro rata basis as all other holders of Voting Shares of the same class; or

(b)

any other event pursuant to which all holders of Voting Shares are entitled to receive Voting Shares or Convertible Securities on a pro rata basis, including, without limiting the generality of the foregoing, pursuant to the receipt or exercise of rights issued by the Corporation and distributed to all the holders of a class of Voting Shares to subscribe for or purchase Voting Shares or Convertible Securities, provided that such rights are acquired directly from the Corporation and not from any other Person and provided further that the Person in question does not thereby acquire a greater percentage of Voting Shares, or Convertible Securities representing the right to acquire Voting Shares of such class, than the percentage of Voting Shares of the class Beneficially Owned immediately prior to such acquisition.

(17)

“Disqualification Date” has the meaning ascribed thereto in Section 1.1(1)(c).

(18)

“Effective Date” has the meaning ascribed thereto in Section 5.12.

(19)

“Election to Exercise” has the meaning ascribed thereto in Section 2.2(4).

(20)

“Exempt Acquisition” means an acquisition by a Person of Voting Shares or Convertible Securities:

(a)

in respect of which the Board of Directors has waived the application of Section 3.1pursuant to the provisions of Section 5.1(2);

(b)

which was made pursuant to a dividend reinvestment plan of the Corporation or other similar share purchase plan made available to the holders of shares of the Corporation generally;

(c)

pursuant to a distribution of Voting Shares or Convertible Securities (and the conversion or exchange of such Convertible Securities) made by the Corporation pursuant to a prospectus or pursuant to a private placement or other distribution made by the Corporation exempt from the prospectus requirements of applicable law;

(d)

pursuant to an amalgamation, merger or other statutory procedure requiring shareholder approval; or

(e)

pursuant to available exemptions under applicable securities legislation.

(21)

“Exercise Price” means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one (1) whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be $100.

(22)

“Expiration Time” means the earlier of: (i) the Termination Time, and (ii) the time at which this Agreement terminates in accordance with Section 5.13.

(23)

“Flip-in Event” means a transaction or event in or pursuant to which any Person becomes an Acquiring Person.

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(24)

“Independent Shareholders” means holders of Voting Shares, but shall not include (i) any Acquiring Person or any Offeror, or any Affiliate or Associate of such Acquiring Person or such Offeror, or any Person acting jointly or in concert with such Acquiring Person or such Offeror, or (ii) any employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of any such plan or trust direct the manner in which the Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid; and, for greater certainty, shall include any Person acting jointly or in concert with such Person.

(25)

“Market Price” per security of any securities on any date of determination shall mean the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any such Trading Day not to be fully comparable with the closing price on such date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day), each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day).  The closing price per security of any securities on any date shall be:

(a)

the closing board lot sale price or, in the case no such sale takes place on such date, the average of the closing bid and asked prices for each such security on such date, as reported by the principal stock exchange in Canada on which such securities are listed or admitted to trading;

(b)

if for any reason none of such prices described in (a) above is available for such day or the securities are not listed or admitted to trading on a Canadian stock exchange, the last sale price or, if such price is not available, the average of the closing bid and asked prices, for each such security on such date, as reported by such other securities exchange on which such securities are listed or admitted to trading;

(c)

if for any reason none of such prices described in (b) above is available for such day or the securities are not listed or admitted to trading on a Canadian stock exchange or other securities exchange, the last sale price, or if no sale takes place, the average of the high bid and low asked prices for each such security on such date in the over-the-counter market, as quoted by any reporting system then in use (as determined by the Board of Directors); or

(d)

if for any such date none of such prices described in (c) above is available or the securities are not listed or admitted to trading on a Canadian stock exchange or any other securities exchange and are not quoted by any such reporting system, the average of the closing bid and asked prices for such date as furnished by a

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professional market maker making a market in the securities selected in good faith by the Board of Directors,

provided, however, that if any such date none of such prices is available, the closing price per security of such securities on such date shall mean the fair value per security of such securities on such date as determined in good faith by a nationally or internationally recognized firm of investment dealers or investment bankers selected by the Board of Directors.

(26)

“1933 Securities Act” shall mean the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(27)

“1934 Exchange Act” shall mean the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(28)

“Offer to Acquire” shall include:

(a)

an offer to purchase or a solicitation of an offer to sell, or a public announcement of an intention to make such an offer or solicitation; and

(b)

an acceptance of an offer to sell, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

(29)

“Offeror” means a Person who has announced a current intention to make, or who has made and has outstanding, a Take-over Bid.

(30)

“Offeror’s Securities” means Voting Shares Beneficially Owned by an Offeror, any Affiliate or Associate of such Offeror or any Person acting jointly or in concert with the Offeror, on the date of an Offer to Acquire.

(31)

“Permitted Bid” means a Take-over Bid that is made by an Offeror by means of a take-over bid circular and which also complies with the following additional provisions:

(a)

the Take-over Bid shall be made to all registered holders of Voting Shares (other than the Offeror, its Affiliates and Associates and Persons acting jointly or in concert with the Offeror), for all Voting Shares held by them;

(b)

the Take-over Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Voting Shares or Convertible Securities shall be taken up or paid for pursuant to the Take-over Bid (i) prior to the close of business on the date which is not less than sixty (60) days following the date of the Take-over Bid, and (ii) only if, at such date, outstanding Voting Shares or Convertible Securities held by Independent Shareholders that represent more than fifty percent (50%) of the aggregate of: (A) then outstanding Voting Shares; and

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(B) the Voting Shares issuable upon the exercise of Convertible Securities have been deposited to the Take-over Bid and not withdrawn;

(c)

the Take-over Bid shall contain an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, Voting Shares or Convertible Securities may be deposited pursuant to such Take-over Bid at any time during the period of time described in Clause (b)(i) of this Section 1.1(31) and that any Voting Shares or Convertible Securities deposited pursuant to the Take-over Bid may be withdrawn at any time until taken up and paid for; and

(d)

the Take-over Bid shall contain an irrevocable and unqualified provision that in the event the deposit requirement set forth in Clause (b)(ii) of this Section 1.1(31) is satisfied: (A) the Offeror will make a public announcement of that fact; and (B) the Take-over Bid will remain open for deposits and tenders of Voting Shares or Convertible Securities for not less than ten (10) Business Days from the date of such public announcement.

(32)

“Permitted Bid Acquisitions” means share acquisitions made pursuant to a Permitted Bid or a Competing Permitted Bid; provided, however, that should a Take-over Bid which qualified as a Permitted Bid or a Competing Permitted Bid cease to be a Permitted Bid or Competing Permitted Bid because it ceases to meet any or all of the requirements of a Permitted Bid or Competing Permitted Bid, as applicable, prior to the time it expires (after giving effect to any extension) or is withdrawn, any acquisition of Voting Shares or Convertible Securities made pursuant to such Take-over Bid shall not be a Permitted Bid Acquisition.

(33)

“Permitted Lock-Up Agreement” means an agreement (the “Lock-up Agreement”) between the Offeror, any of its Affiliates or Associates or any other Person acting jointly or in concert with the Offeror and a Person (the “Locked-up Person”) who is not an Affiliate or Associate of the Offeror or a Person acting jointly or in concert with the Offeror whereby the Locked-up Person agrees to deposit or tender Voting Shares or Convertible Securities  held by the Locked-up Person to the Offeror’s Take-over Bid or to any Take-over Bid made by any of the Offeror’s Affiliates or Associates or made by any other Person acting jointly or in concert with the Offeror (the “Subject Bid”), where (i) in the context of a Subject Bid that is supported by the Corporation, the agreement shall terminate automatically or may be terminated by the Locked-up Person upon termination, in accordance with its terms, of the agreement between the Offeror, any of its Affiliates or Associates or any other Person acting jointly or in concert with the Offeror and the Corporation, under which it was agreed that the Offeror or any Affiliates or Associates or any other Person acting jointly or in concert with the Offeror would acquire all of the Voting Shares outstanding in accordance with the terms of the agreement, (ii) in the context of a Subject Bid that is not supported by the Corporation:

(a)

the terms of the Lock-up Agreement are publicly disclosed and a copy is made available to the public (including the Corporation) not later than the date of the Subject Bid or, if the Subject Bid has been made prior to the date on which such Lock-up Agreement is entered into, not later than the date of such Lock-up

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Agreement (or if such date is not a Business Day, on the Business Day next following such date);

(b)

the Lock-up Agreement permits the Locked-up Person to terminate its obligation to tender or deposit or not to withdraw Voting Shares or Convertible Securities from the Subject Bid, and to terminate any obligation with respect to the voting of such securities, in order to permit the Locked-up Person to tender or deposit the Voting Shares or Convertible Securities to another Take-over Bid or to support another transaction that in either case exceeds, or provides a value for each Voting Share or Convertible Security that is greater than, the offering price or value contained in or proposed to be contained in the Subject Bid;

(c)

the Lock-up Agreement does not provide for any “break-up fees”, “top-up fees”, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(i)

the cash equivalent of 2.5% of the price or value payable under the Subject Bid to a Locked-up Person; and

(ii)

50% of the amount by which the price or value payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Subject Bid;

to be paid, directly or indirectly, by a Locked-up Person pursuant to the Lock-up Agreement in the event the Subject Bid is not successfully concluded or if a Locked-up Person fails to deposit or tender Voting Shares or Convertible Securities to the Subject Bid or withdraws Voting Shares or Convertible Securities previously deposited or tendered in order to accept another Take-over Bid or support another transaction;

and for a greater clarity the Lock-up Agreement may contain a right of first refusal or require a period of delay to give an offer or an opportunity to match a higher price in another Take-over Bid or contain another similar limitation on a Locked-up Person as long as the Locked-up Person can accept another bid or tender to another transaction.

(34)

“Person” includes any individual, firm, partnership, limited partnership, limited liability company or partnership, association, trust, trustee, executor, administrator, legal or personal representative, government, governmental body, entity or authority, group, body corporate, corporation, unincorporated organization or association, syndicate, joint venture or any other entity, whether or not having legal personality, and any of the foregoing in any derivative, representative or fiduciary capacity and pronouns have a similar extended meaning.

(35)

“Record Time” means the close of business on the Effective Date.

(36)

“Redemption Price” has the meaning ascribed thereto in Section 5.1(1).

(37)

“regular periodic cash dividends” means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

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(a)

two hundred percent (200%) of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year; and

(b)

one hundred percent (100%) of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

(38)

“Right” means a right to purchase securities pursuant to the terms and subject to the conditions set forth in this Agreement.

(39)

“Rights Certificate” has the meaning ascribed thereto in Section 2.2(3).

(40)

“Rights Register” has the meaning ascribed thereto in Section 2.6(1).

(41)

“Securities Act” means the Securities Act (Québec) as amended and the regulations and rules made thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced.

(42)

“Separation Time” means the close of business on the tenth (10th) Trading Day after the earlier of:

(a)

the Share Acquisition Date;

(b)

the date of the commencement of, or first public announcement of the intent of any person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or Competing Permitted Bid so long as such Take Over Bid continues to satisfy the requirements of a Permitted Bid or Competing Permitted Bid); and

(c)

the date on which a Permitted Bid or Competing Permitted Bid ceases to qualify as such;

or such later date as may be determined by the Board of Directors provided that, if any Take-over Bid referred to in Clause (b) of this Section 1.1(42) or any Permitted Bid or Competing Permitted Bid referred to in Clause (c) of this Section 1.1(42) expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid, Permitted Bid or Competing Permitted Bid, as the case may be, shall be deemed, for the purposes of this Section 1.1(42), never to have been made and provided further that if the Board of Directors determines pursuant to Section 5.1(2), (3) or (4) to waive the application of Section 3.1 to a Flip-in Event, the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred.

(43)

“Share Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Regulation 62-104 respecting Take-Over Bids and Issuer Bids by the Corporation or a Person of facts indicating that a Person has become an Acquiring Person.

(44)

“Subsidiary”: a corporation shall be deemed to be a Subsidiary of another corporation if:

(a)

it is controlled by:

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(i)

that other;

(ii)

that other and one or more corporations each of which is controlled by that other; or

(iii)

two or more corporations each of which is controlled by that other; or

(b)

it is a Subsidiary of a corporation that is that other’s Subsidiary.

(45)

“Take-over Bid” means an Offer to Acquire Voting Shares or securities convertible into or exchangeable for or carrying a right to purchase Voting Shares where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares into which the securities subject to the Offer to Acquire are convertible, exchangeable or exercisable, and the Offeror’s Securities, constitute in the aggregate twenty percent (20%) or more of the outstanding Voting Shares at the date of the Offer to Acquire.

(46)

“Termination Time” means the time at which the right to exercise Rights shall terminate pursuant to Section 5.1(1) or Section 5.1(5).

(47)

“Trading Day”, when used with respect to any securities, means a day on which the principal stock exchange or market on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any stock exchange or market, a Business Day.

(48)

“Voting Shares” means the Common Shares and any other shares of capital stock or voting interests of the Corporation entitled to vote generally in the election of all directors.

Section 1.2

Currency.

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

Section 1.3

Headings.

The division of this Agreement into Articles, Sections and Clauses and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

Section 1.4

Number and Gender.

Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice-versa and words importing only one gender shall include all others.

Section 1.5

Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares.

For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person shall be and be deemed to be the product determined by the formula:

100 x A/B

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Where:

A =

the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person; and

B =

the number of votes for the election of all directors generally attaching to all outstanding Voting Shares, as the case may be.

Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person in both the numerator and the denominator above.

Section 1.6

Acting Jointly or in Concert.

For the purposes of this Agreement, it is a question of fact as to whether a Person is acting jointly or in concert with another Person and, without limiting the generality of the foregoing, the following shall be deemed to be acting jointly or in concert with a Person (the “First Person”):

(a)

every Person who has any agreement, arrangement, commitment or understanding (whether formal or informal and whether or not in writing) with the First Person, any Associate or Affiliate of the First Person or any other Person acting jointly or in concert with the First Person, for the purpose of acquiring or Offering to Acquire any Voting Shares of the Corporation, including, without limitation, any one or more of, or any combination of, (i) a put, call, option, forward sale purchase or other right or obligation relating to the sale or disposition of any Voting Shares of the Corporation to the First Person, any Associate or Affiliate of the First Person or any other Person acting jointly or in concert with the First Person (whether settled by delivery of securities, cash or a combination thereof); (ii) any security the value of which varies with the value of Voting Shares of the Corporation; or (iii) any agreement, arrangement, commitment or understanding (whether formal or informal and whether or not in writing) pursuant to which all or substantially all of the economic or market risk underlying a Voting Share of the Corporation, directly or indirectly, is transferred to, or assumed by, the First Person, any Associate or Affiliate of the First Person or any other Person acting jointly or in concert with the First Person; and

(b)

every Person who has any agreement, arrangement, commitment or understanding (whether formal or informal and whether or not in writing) with the First Person, any Associate or Affiliate of the First Person or any other Person acting jointly or in concert with the First Person, for the purpose or with the intention of exercising jointly or in concert with the First Person, any Associate or Affiliate of the First Person or any other Person acting jointly or in concert with the First Person, any voting rights attaching to any securities of the Corporation; and

Notwithstanding the foregoing and for greater certainty, the phrase "acting jointly or in concert" shall not include conduct consisting solely of:

(1)

voting or directing the vote of securities of the Corporation pursuant to a revocable proxy given in response to a particular proxy solicitation (other than a proxy solicitation

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initiated by an Offeror or any Associate or Affiliate of an Offeror or any other Person acting jointly or in concert with an Offeror); or

(2)

voting or directing the vote of securities of the Corporation in connection with or in order to participate in a particular proxy solicitation (other than a proxy solicitation initiated by an Offeror or any Associate or Affiliate of an Offeror or any other Person acting jointly or in concert with an Offeror).

Section 1.7

Statutory References.

Unless the context otherwise requires or except as expressly provided herein, any reference herein to a specific part, section, clause or Rule of any statute or regulation shall be deemed to refer to the same as it may be amended, re-enacted or replaced or, if repealed and there shall be no replacement therefore, to the same as it is in effect on the date of this Agreement.

ARTICLE 2
THE RIGHTS

Section 2.1

Legend on Common Share Certificates.

(1)

Certificates issued for Common Shares after the Record Time but prior to the close of business on the earlier of the Separation Time and the Expiration Time shall evidence one (1) Right for each Common Share represented thereby and, commencing as soon as reasonably practicable after the effective date of this Agreement, shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

Until the Separation Time (defined in the Rights Agreement referred to below), this certificate also evidences rights of the holder described in a Shareholder Rights Plan Agreement, dated as of May 30, 2011, as amended and restated from time to time (the “Rights Agreement”), between the Corporation and CIBC Mellon Trust Company as Rights Agent, a copy of which is on file at the principal executive offices of the Corporation and is available upon written request. Under certain circumstances set out in the Rights Agreement, the rights may be redeemed, may expire, may become null and void or may be evidenced by separate certificates and no longer evidenced by this certificate.

(2)

Until the earlier of the Separation Time and the Expiration Time, certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one (1) Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend. Following the Separation Time, Rights will be evidenced by Rights Certificates issued pursuant to Section 2.2.

Section 2.2

Initial Exercise Price; Exercise of Rights; Detachment of Rights.

(1)

Right to entitle holder to purchase one Common Share prior to adjustment. Subject to adjustment as herein set forth and subject to Section 3.1(1), each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to

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purchase, for the Exercise Price, one (1) Common Share (which Exercise Price and number of Common Shares are subject to adjustment as set forth below and are subject to Section 3.1(1). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

(2)

Rights not exercisable until Separation Time. Until the Separation Time, (i) the Rights shall not be exercisable and no Right may be exercised, and (ii) for administrative purposes each Right will be evidenced by the certificates for the associated Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Rights Certificates) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Shares.

(3)

Delivery of Rights Certificate and disclosure statement. From and after the Separation Time and prior to the Expiration Time, (i) the Rights shall be exercisable, and (ii) the registration and transfer of the Rights shall be separate from, and independent of, Common Shares. Promptly following the Separation Time, the Corporation will prepare or cause to be prepared and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time and, in respect of such Convertible Security converted into Common Shares after the Separation Time and prior to the Expiry Time, promptly after such conversion, the Corporation will prepare or cause to be prepared, and the Rights Agent shall mail to the holder so converting (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a “Nominee”)) at such holder’s address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(A)

a certificate (a “Rights Certificate”) in substantially the form of Schedule 2.2(3) hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time, and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and

(B)

a disclosure statement describing the Rights,

provided that a Nominee shall be sent the materials provided for in (A) and (B) in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Corporation may require such first mentioned Person to furnish it with such information and documentation as the Corporation considers advisable.

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(4)

Exercise of Rights. Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent (at its principal office in Toronto, Ontario or any other office of the Rights Agent in the cities designated from time to time for that purpose by the Corporation):

(i)

the Rights Certificate evidencing such Rights;

(ii)

an election to exercise such Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly completed and executed; and

(iii)

payment by certified cheque, banker’s draft or money order payable to the order of the Rights Agent, for credit to or to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised, all of the above to be received before the Expiration Time by the Rights Agent at its principal office in any of the cities listed on the Rights Certificate.

(5)

Duties of Rights Agent upon receipt of Election to Exercise. Upon receipt of a Rights Certificate, which is accompanied by (i) an appropriately completed and duly executed Election to Exercise (which does not indicate that such Right is null and void as provided by subsection 3.1(2)), and (ii) payment as set forth in Section 2.2(4) above, the Rights Agent (unless otherwise instructed by the Corporation) will thereupon promptly:

(a)

requisition from the transfer agent for the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(b)

after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such registered holder;

(c)

when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

(d)

when appropriate, after receipt, deliver such cash (less any amounts required to be withheld) to or to the order of the registered holder of the Rights Certificate; and

(e)

tender to the Corporation all payments received on exercise of the Rights.

(6)

Partial Exercise of Rights. In case the holder of any Rights shall exercise less than all of the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(7)

Duties of the Corporation. The Corporation covenants and agrees that it will:

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(a)

take all such action as may reasonably be considered to be necessary and within its power to ensure that all Common Shares or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

(b)

take all such action as may reasonably be considered to be necessary and within its power to comply with the provisions of Section 3.1 including, without limitation, all such action to comply with any applicable requirements of the articles and by-laws of the Corporation, the Canada Business Corporations Act, the Securities Act and any applicable comparable securities legislation of each of the provinces of Canada, the 1933 Securities Act, the 1934 Exchange Act, and the rules and regulations thereunder and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares or other securities upon exercise of Rights;

(c)

on or before the issuance thereof, use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed or admitted to trading upon issuance on the principal exchange or exchanges on which the Common Shares are then listed or admitted to trading at that time;

(d)

cause to be reserved and kept available out of its authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights; and

(e)

pay when due and payable any and all Canadian federal and provincial transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares or other securities in a name other than that of the registered holder of the Rights being transferred or exercised.

Section 2.3

Adjustments to Exercise Price; Number of Rights.

The Exercise Price, the number and kind of Common Shares or other securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3 and in Article 3.

(1)

Adjustment to Exercise Price upon changes to share capital. In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time:

(a)

declare or pay a dividend on the Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities) other than pursuant to any dividend reinvestment plan or program providing for the acquisition of Common Shares;

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(b)

subdivide or change the outstanding Common Shares into a greater number of Common Shares;

(c)

consolidate or change the outstanding Common Shares into a smaller number of Common Shares; or

(d)

issue any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities) in respect of, in lieu of or in exchange for existing Common Shares in a reclassification, amalgamation, merger, statutory arrangement, consolidation or otherwise, except as otherwise provided in this Section 2.3;

then the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or other change, and the number and kind of Common Shares, or other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Common Shares or other securities, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Common Share transfer books of the Corporation were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to and, shall be made prior to, any adjustment required pursuant to Section 3.1.

(2)

Adjustment to Exercise Price upon issue of rights options and warrants. In the event the Corporation shall at any time after the Record Time, and prior to the Expiration Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Common Shares (or shares having the same rights, privileges and preferences as Common Shares (“equivalent common shares”)) or securities convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares at a price per Common Share or per equivalent common share (or having a conversion price or exchange price or exercise price per share, if a security convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares) less than ninety percent (90%) of the Market Price per Common Share on the second Trading Day immediately preceding such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(a)

the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable

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securities or rights so to be offered) would purchase at such Market Price per Common Share; and

(b)

the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities are initially convertible, exchangeable or exercisable).

In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a certificate filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Such adjustment shall be made successively whenever such a record date is fixed and, in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

For purposes of this Agreement, the granting of the right to purchase Common Shares (or equivalent common shares) (whether from treasury or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit, stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares (or equivalent common shares) is at a price per share of not less than ninety percent (90%) of the current market price per share (determined as provided in such plans) of the Common Shares.

(3)

Adjustment to Exercise Price upon Corporate Distributions. In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time fix a record date for a distribution to all holders of Common Shares (including any such distribution made in connection with a merger, amalgamation, arrangement, plan, compromise or reorganization in which the Corporation is the continuing or successor corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend or a regular periodic cash dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or subscription rights, options or warrants (excluding those referred to in Section 2.3(2) above), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants applicable to a Common Share and the denominator of which shall be such Market Price per Common Share. Such adjustments

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shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

(4)

De minimis threshold for adjustment to Exercise Price. Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 2.3(4) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.3 shall be made to the nearest cent or to the nearest one-hundredth of a Common Share or other share, as the case may be. Notwithstanding the first sentence of this Section 2.3(4), any adjustment required by this Section 2.3 shall be made no later than the Expiration Time.

(5)

Corporation may provide for alternate means of adjustment. In the event the Corporation shall at any time after the Record Time issue any shares of capital stock (other than Common Shares), or rights or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Section 2.3(1)(a) or (d) or Section 2.3(2) or (3) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by Section 2.3(1), (2) and (3) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Corporation shall be entitled to determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Section 2.3(1), (2) and (3) above, such adjustments, rather than the adjustments contemplated by Section 2.3(1), (2) and (3) above, shall be made. The Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

(6)

Adjustment to Rights exercisable into shares other than Common Shares. If as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any shares other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Section 2.3(1), (2), (3), (4), (5), (7), (8), (9), (10), (11) and (12) above and below, as the case may be, and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other shares.

(7)

Rights to evidence right to purchase Common Shares at adjusted Exercise Price. Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of such Right, all subject to further adjustment as provided herein.

(8)

Adjustment to number of Common Shares purchasable upon adjustment to Exercise Price. Unless the Corporation shall have exercised its election as provided in Section 2.3(9) below, upon each adjustment of the Exercise Price as a result of the

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calculations made in Section 2.3(2) and (3) above, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one ten-thousandth) obtained by (A) multiplying (x) the number of shares purchasable upon exercise of a Right immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(9)

Election to adjust number of Rights upon adjustment to Exercise Price. The Corporation shall be entitled to elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter but, if Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment, of the number of Rights pursuant to this Section 2.3(9), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 5.5, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date for the adjustment specified in the public announcement.

(10)

Rights Certificates may contain Exercise Price before adjustment. Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

(11)

Corporation may in certain cases defer issues of securities. In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the

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number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(12)

Corporation has discretion to reduce Exercise Price for tax reasons. Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment, the Board of Directors shall determine to be advisable in order that any (A) consolidation or subdivision of the Common Shares, (B) issuance of any Common Shares at less than the Market Price, (C) issuance of securities convertible into or exchangeable for Common Shares, (D) stock dividends or (E) issuance of rights, options or warrants, referred to in this Section 2.3 hereafter made by the Corporation to holders of its Common Shares, shall not be taxable to such shareholders.

(13)

Notification of Rights Agent. Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon exercise of the Rights is made at any time after the Separation Time pursuant to this Section 2.3, the Corporation shall promptly and at any event, where such change or adjustment occurs prior to the Separation Time, not later than the Separation Time:

(a)

file with the Rights Agent and with the transfer agent for the Common Shares a certificate specifying the particulars of such adjustment or change; and

(b)

cause notice of the particulars of such adjustment or change to be given to the holders of the Rights;

provided that failure to file such certificate or cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

Section 2.4

Date on Which Exercise is Effective.

Each person in whose name any certificate for Common Shares is issued upon the exercise of Rights, shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

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Section 2.5

Execution, Authentication, Delivery and Dating of Rights Certificates.

(1)

The Rights Certificates shall be executed on behalf of the Corporation by any one of its Chairman, its President and Chief Executive Officer, its Chief Financial Officer, a Vice-President or any director, provided that at the time of such execution none of such officer or director, any Affiliate or Associate of such officer or director or any person with whom such officer or director or any such Affiliate or Associate is acting jointly or in concert has commenced or publicly announced an intention to commence a Take-over Bid. The signature of any of such officer on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individual or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(2)

Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature and disclosure statements as described in Section 2.2(3), and the Rights Agent shall manually or by facsimile signature countersign and send such Rights Certificates and accompanying disclosure statements to the holders of the Rights pursuant to Section 2.2(3). No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(3)

Each Rights Certificate shall be dated the date of countersignature thereof.

Section 2.6

Registration, Registration of Transfer and Exchange.

(1)

After the Separation Time, the Corporation will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed “Rights Registrar” for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times. After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate and subject to the provisions of Section 2.6(3) below and the other provisions of this Agreement, the Corporation will execute and the Rights Agent will countersign, register and deliver, in the name of the holder or the designated transferee or transferees as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(2)

All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(3)

Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the registered

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holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

Section 2.7

Mutilated, Destroyed, Lost and Stolen Rights Certificates.

(1)

If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefore a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(2)

If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their reasonable satisfaction of the ownership, destruction, loss or theft of any Rights Certificate, and (ii) such indemnity or other security as may be required by each of them, in their sole discretion, to save each of them and any of their agents harmless then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(3)

As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

(4)

Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed lost or stolen Rights Certificate shall be at any time enforceable by anyone, and the holder thereof shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other holders of Rights duly issued by the Corporation.

Section 2.8

Persons Deemed Owners.

Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent shall be entitled to deem and treat the person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

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Section 2.9

Delivery and Cancellation of Rights Certificates.

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9 except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable laws, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation on request.

Section 2.10

Agreement of Rights Holders.

Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

(1)

to be bound by and subject to the provisions of this Agreement, as amended or supplemented from time to time in accordance with the terms hereof, in respect of all Rights held;

(2)

that prior to the Separation Time each Right will be transferable only together with, and will be transferred by a transfer of, the Common Share certificate representing such Right;

(3)

that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(4)

that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent shall be entitled to deem and treat the person in whose name the Rights Certificate (or prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(5)

that such holder of Rights is not entitled and has waived his right to receive any fractional Rights or any fractional shares upon exercise of Right;

(6)

that, in accordance with Section 5.4, without the approval of any holder of Rights and upon the sole authority of the Board of Directors acting in good faith this Agreement may be supplemented or amended from time to time pursuant to and as provided herein; and

(7)

that notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by

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reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

Section 2.11

Rights Certificate Holder not Deemed a Shareholder.

No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed to confer upon the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

ARTICLE 3
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

Section 3.1

Flip-in Event.

(1)

Subject to Section 3.1(2) below, and Section 5.1(2), (3) and (4), in the event that prior to the Expiration Time a Flip-in Event shall occur, each Right shall constitute, effective from and after the later of its date of issue and at the close of business on the tenth (10th) Trading Day after the Share Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Voting Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3, without duplication, in the event that after such date of consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Voting Shares).

(2)

Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Share Acquisition Date by:

(a)

an Acquiring Person, (or an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or an Affiliate of Associate of an Acquiring Person); or

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(b)

a transferee or other successor in title, direct or indirect, of Rights held by an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or an affiliate or Associate of an Acquiring Person), whether or not for consideration, in a transfer that the Board of Directors acting in good faith has determined is part of a plan, arrangement, understanding or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person Acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person), that has the purpose or effect of avoiding Clause 3.1(2)(a);

shall become null and void without any further action, and any holder of such Rights (including transferees or other successors in title) shall thereafter have no right to exercise such Rights under any provision of this Agreement and further shall thereafter not have any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.  The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this Subsection 3.1(2) shall be deemed to be an Acquiring Person for the purposes of this Subsection 3.1(2) and such rights shall be null and void.

(3)

Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either Section 3.1(2)(a) or (b), and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain or will be deemed to contain the following legend:

The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (all capitalized terms used herein have the meaning given to such terms in the Shareholder Rights Plan Agreement, dated as of May 30, 2011, as amended and restated from time to time, (the “Rights Agreement”)) or a Person who was acting jointly or in concert with an Acquiring Person (including, without limitation, a Person who has entered into an agreement or arrangement to sell Common Shares to an Acquiring Person). This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Section 3.1(2) of the Rights Agreement.

provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so in writing by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend. This issuance of a Rights Certificate without the legend referred to in this Section 3.1(3) shall have no effect on the provisions of Section 3.1.

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(4)

In the event that there shall not be sufficient Common Shares authorized for issuance to permit the exercise in full of the Rights in accordance with this Section 3.1, the Corporation shall take all such action as may be necessary to authorize additional Common Shares for issuance upon the exercise of the Rights.

(5)

From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.1 including, without limitation, all such acts and things as may be required to satisfy the requirements of the Canada Business Corporations Act and the Securities Act or comparable legislation of each of the Provinces of Canada, and of the United States and each of the states thereof, if necessary, in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

ARTICLE 4
THE RIGHTS AGENT

Section 4.1

General.

(1)

The Corporation hereby appoints the Rights Agent to act as agent for the Corporation in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, subject to the prior approval of the Rights Agent. In the event the Corporation appoints one or more co-Rights Agents, the respective duties of the Rights Agents and co-Rights Agents shall be as the Corporation may determine, with the approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses (including reasonable counsel fees and disbursements) incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent, its officers, directors, employees and agents for, and to hold such persons harmless against, any loss, liability, cost, claim, action, suit, damage, or expense incurred (that is not the result of negligence, bad faith or wilful misconduct on the part of any one or all of the Rights Agent, its officers, directors, employees or agents) for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent.

(2)

The Rights Agent shall be protected from and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares or any Rights Certificate or certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

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(3)

The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and at any time, upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

(4)

In no event will the Rights Agent be liable for special, indirect, consequential or punitive loss or damages of any kind whatsoever (including but not limited to lost profits), even if the Rights Agents has been advised of the possibility of such damages.  Any liability of the rights Agent will be limited in the aggregate to an amount equal to the annual fee paid by the Corporation pursuant to the Agreement.

Section 4.2

Merger or Amalgamation or Change of Name of Rights Agent.

(1)

Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(2)

In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 4.3

Duties of Rights Agent.

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, to all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(1)

The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance with such opinion. Subject to the prior written

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consent of the Corporation, which consent shall not be unreasonably withheld, the Rights Agent may also consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly determine and discharge the duties and obligations imposed under this Agreement (at the expense of the Corporation) and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert.

(2)

Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proven and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, the Chief Executive Officer or the Chief Financial Officer of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(3)

The Rights Agent will be liable hereunder only for events which are the result of its own negligence, bad faith or willful misconduct and that of its officers, directors and employees.

(4)

The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

(5)

The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1(2)) or any adjustment required under the provisions of Section 2.3 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered or fully paid and non-assessable.

(6)

The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

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(7)

The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, the Chief Executive Officer or the Chief Financial Officer of the Corporation and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person. It is understood that instructions to the Rights Agent shall, except where circumstances make it impracticable or the Rights Agent otherwise agrees, be given in writing and, where not in writing, such instructions shall be confirmed in writing as soon as reasonably possible after the giving of such instructions.

(8)

The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

Section 4.4

Change of Rights Agent.

The Rights Agent may resign and be discharged from its duties under this Agreement upon sixty (60) days’ notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Voting Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.7 (all of which shall be at the expense of the Corporation). The Corporation may remove the Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Voting Shares by registered or certified mail and to the holders of the Rights in accordance with Section 5.7. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of sixty (60) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Corporation), then the Rights Agent or the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent at the Corporation’s expense. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receiving from the Corporation payment in full of all amounts outstanding under this Agreement, shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Voting Shares, and mail a notice thereof in writing to the holders of the Rights. The cost of giving any notice required under this Section 4.4 shall be borne solely by the Corporation.

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Section 4.5

Compliance with Money Laundering Legislation.

The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days' written notice to the Corporation, provided: (i) that the Rights Agent's written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent's satisfaction within such 10-day period, then such resignation shall not be effective.

Section 4.6

Privacy Provision.

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individual's personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement.  Despite any other provision of this Agreement, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Corporation  will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws.  The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

ARTICLE 5
MISCELLANEOUS SECTION

Section 5.1

Redemption and Waiver.

(1)

Subject to the prior consent of the holders of Voting Shares or Rights obtained as set forth in Section 5.4(2) or Section 5.4(3), as applicable, the Board of Directors acting in good faith may, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(2)

Subject to the prior consent of the holders of Voting Shares obtained as set forth in Section 5.4(2), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to all registered holders of Voting Shares and otherwise than in the circumstances set forth in Section 5.1(4), waive the application of Section 3.1 to such Flip-in Event. In such event, the Board of Directors shall extend the Separation Time to a date at least ten

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(10) Business Days subsequent to the meeting of shareholders called to approve such waiver.

(3)

The Board of Directors acting in good faith, may, prior to the occurrence of a Flip-in Event, and upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 to a Flip-in Event that may occur by reason of a Take-over Bid made by means of a Take-over Bid circular to all registered holders of Voting Shares; provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Section 5.1(3), the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid made by means of a Take-over Bid circular to all registered holders of Voting Shares prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been granted, pursuant to this Section 5.1(3).

(4)

The Board of Directors acting in good faith may, in respect of a Flip-in Event, waive or agree to waive the application of Section 3.1 to that Flip-in Event, provided that both of the following conditions are satisfied:

(a)

the Board of Directors has determined that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that Person would become, an Acquiring Person; and

(b)

such Acquiring Person has reduced its Beneficial Ownership of Voting Shares (or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within fourteen (14) days of the date on which such contractual arrangement is entered into) such that at the time the waiver becomes effective pursuant to this Section 5.1(4) it is no longer an Acquiring Person; and in the event of such a waiver, for the purposes of this Agreement, the Flip-in Event shall be deemed never to have occurred.

(5)

Where a Person acquires pursuant to a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition under Section 5.1(3) above, outstanding Voting Shares or Convertible Securities, then the Corporation shall, notwithstanding the provisions of Section 5.1(1), immediately upon the consummation of such acquisition, and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

(6)

If the Corporation is obligated under Section 5.1(5) above to redeem the Rights, or if the Board of Directors elects under Section 5.1(1) above or Section 5.1(8) below to redeem the Rights, the right to exercise the Rights will thereupon, without further action and without notice, terminate and each Right will after redemption be null and void and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

(7)

Within ten (10) Business Days after the Corporation is obligated under Section 5.1(5) above to redeem the Rights, or the Board of Directors elects under Section 5.1(1) above or Section 5.1(8) below to redeem the Rights, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last address as they appear upon the Rights Register or, prior to the Separation Time, on the registry books of the transfer agent for the Common Shares. Any

SHAREHOLDER RIGHTS PLAN

notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 5.1 and other than in connection with the purchase of Common Shares prior to the Separation Time.

(8)

Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

Section 5.2

Expiration.

No person shall have any rights whatsoever pursuant to or arising out of this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Section 4.1(1).

Section 5.3

Issuance of New Rights Certificates.

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

Section 5.4

Supplements and Amendments.

(1)

The Corporation may, prior to any shareholders’ meeting called to approve this Agreement, supplement or amend this Agreement without the approval of any holder of Rights or Voting Shares. Thereafter, the Corporation may from time to time supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares to correct any clerical or typographical error. Notwithstanding anything in this Section 5.4 to the contrary, no supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(2)

Subject to Section 5.4(1) above, the Corporation may, with the prior consent of the holders of the Voting Shares obtained as set forth below, at any time prior to the Separation Time amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Voting Shares at a meeting of the holders of Voting Shares, which meeting shall be called and held in compliance with applicable laws and regulatory requirements and the requirements in the articles and by-laws of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent shall be deemed to have been given if the proposed amendment, variation or revision is approved by the affirmative vote of a majority of the votes cast by all holders of Voting Shares (other than any holder of Voting Shares who is an Offeror pursuant to a Take-over Bid that is not a

SHAREHOLDER RIGHTS PLAN

Permitted Bid or Competing Permitted Bid with respect to all Voting Shares Beneficially Owned by such Person), represented in person or by proxy at the meeting.

(3)

Subject to Section 5.4(1) above, the Corporation may, with the prior consent of the holders of Rights, at any time after the Separation Time and before the Expiration Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally).

(4)

Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one (1) vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation’s by-laws and the Canada Business Corporations Act with respect to a meeting of shareholders of the Corporation.

(5)

The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment, variation or deletion to this Agreement as referred to in this Section 5.4 within five (5) days of effecting such amendment, variation or deletion.

(6)

Any supplements or amendments made by the Corporation to this Agreement pursuant to Section 5.4(1) above which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulations or rules thereunder shall:

(a)

if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Section 5.4(2) above confirm or reject such amendment; and

(b)

if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Section 5.4(4) above, confirm or reject such amendment.

A supplement or amendment of the nature referred to in this Section 5.4(6) shall be effective from the date of the resolution of the Board of Directors adopting such supplement or amendment until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such supplement or amendment is confirmed, it continues in effect in the form so confirmed. If such supplement or amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such supplement or amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend, vary or delete any provision of

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this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights, as the case may be.

Section 5.5

Fractional Rights and Fractional Shares.

(1)

The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. Any such fractional Right shall be null and void and the Corporation will not have any obligation or liability in respect thereof.

(2)

The Corporation shall not be required to issue fractions of Common Shares or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares or other securities. In lieu of issuing fractional Common Shares or other securities, the Corporation shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share. The Rights Agent shall have no obligation to make any payments in lieu of fractional Common Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Section 2.2(5).

Section 5.6

Rights of Action.

Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective registered holders of the Rights; and any registered holder of any Rights, without the consent of the Rights Agent or of the registered holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement.

In case the Corporation shall propose after the Separation Time and prior to the Expiration Time to effect the liquidation, dissolution or winding-up of the Corporation or the sale of all or substantially all of the Corporation’s assets, then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.7, a notice of such proposed action, which shall specify the date on which such liquidation, dissolution, winding up, or sale is to take place, and such notice shall be so given at least twenty (20) Business Days prior to the date of taking of such proposed action.

Section 5.7

Notices.

(1)

Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Virginia Mines Inc.
116, St-Pierre, bureau 200
Québec, Québec  G1K 4A7

SHAREHOLDER RIGHTS PLAN

Attention: Mr. André Gaumond, President
Facsimile No.: (418) 694-9120

(2)

Any notice or demand authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Corporation) as follows:

CIBC Mellon Trust Company
c/o Canadian Stock Transfer Company
320 Bay Street, P.O. Box
Toronto, Ontario  M5H 4A6

Attention: Vice President, Client Services
Facsimile No.: (416) 643-5570

(3)

Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the Rights Register or, prior to the Separation Time, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

Section 5.8

Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

Section 5.9

Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

Section 5.10

Governing Law.

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Quebec and for all purposes shall be governed by and construed in accordance with the laws of such province.

Section 5.11

Severability.

If any Section, Clause, term or provision hereof or the application thereof to any circumstances or any right hereunder shall, in any jurisdiction and to any extent, be invalid or unenforceable, such Section, Clause, term or provision or such right shall be ineffective only in such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining Sections, Clauses, terms and provisions

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hereof or rights hereunder in such jurisdiction or the application of such Section, Clause, term or provision or rights hereunder in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

Section 5.12

Effective Date.

This Agreement is effective and in full force and effect in accordance with its terms and conditions as of and from the date of this Agreement (the “Effective Date”).  If this Agreement is not confirmed by a majority of the votes cast by holders of Voting Shares permitted to vote on a resolution under Section 5.4, at a meeting to be held no later than November 30, 2011, this Agreement and any then outstanding Rights will be of no further force and effect from the earlier of the close of business on the date immediately following the date of the meeting at which this Agreement is considered and the close of business on November 30, 2011.

This Agreement must be reconfirmed by a resolution passed by a majority of the votes cast by Independent Shareholders who vote in respect of such reconfirmation at the annual meeting of the Corporation to be held in 2014 and at every third annual meeting of the Corporation thereafter. If the Agreement is not so reconfirmed or is not presented for reconfirmation at each such annual meeting, then this Agreement and all outstanding Rights will terminate and be void and of no further force and effect on and from the date of termination of any such annual meeting; provided that termination will not occur if a Flip-in-Event has occurred (other than a Flip-in Event which has been waived pursuant to Section 5.1 hereof) prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 5.13.

Section 5.13

Determinations and Actions by the Board of Directors.

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, in relation to or in connection with this Agreement, shall not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.

Section 5.14

Rights of Board, Corporation and Offeror.

Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of Voting Shares reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the holders of Voting Shares) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

Section 5.15

Regulatory Approvals.

This Agreement shall be subject in any jurisdiction to the receipt of any required prior or subsequent approval or consent from any governmental or regulatory authority in such jurisdiction including any securities regulatory authority or stock exchange.

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Section 5.16

Declaration as to Non-Canadian Holders.

If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure such compliance. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes, or (until such notice is given as required by law) without advance notice to any regulatory or self-regulatory body.

Section 5.17

Time of the Essence.

Time shall be of the essence in this Agreement.

Section 5.18

Execution in Counterparts.

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

- Signatures contained on next page -

SHAREHOLDER RIGHTS PLAN

IN WITNESS WHEREOF, the parties have executed this Agreement.

VIRGINIA MINES INC.

By:

//s// André Gaumond

Authorized Signing Officer

By:

//s// Robin Villeneuve

Authorized Signing Officer

CIBC MELLON TRUST COMPANY

By:

//s// Ronald Bourdon

Authorized Signing Officer

By:

//s// Jeannine Rigon

Authorized Signing Officer

SHAREHOLDER RIGHTS PLAN

SCHEDULE SECTION 2.2(3)

FORM OF RIGHTS CERTIFICATE

Certificate No.

__________

___________ Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 3.1(2) OF THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON, ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR THEIR RESPECTIVE ASSOCIATES AND AFFILIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND THEIR RESPECTIVE TRANSFEREES SHALL BECOME VOID WITHOUT ANY FURTHER ACTION.

RIGHTS CERTIFICATE

This certifies that _____________ or registered assigns, is the registered holder of the number of Rights set forth above each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated as of May 30, 2011, as amended and restated from time to time (the “Rights Agreement”), between Virginia Mines Inc., a corporation existing under the laws of Canada (the “Corporation”), and CIBC Mellon Trust Company, a corporation existing under the laws of Canada, as rights agent (the “Rights Agent”, which term shall include any successor Rights Agent under the Rights Agreement) to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the Expiration Time (as such term is defined in the Rights Agreement) (or such earlier expiration time as is provided in the Rights Agreement) one (1) fully paid and non-assessable Common Share of the Corporation (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal offices in the City of Toronto. The Exercise Price shall initially be $100 (Canadian) per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or other equity securities of the Corporation (or a combination thereof) all as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights. Copies of the Rights Agreement are on file at the principal executive offices of the Corporation and are available upon written request.

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This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.00001 per Right.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby.

No holder of this Rights Certificate, as such, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities of the Corporation which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders of the Corporation (except as expressly provided in the Rights Agreement), or to receive dividends, distributions or subscription rights, or otherwise until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been manually countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation.

Dated ______________________

VIRGINIA MINES INC.

By: _____________________

Authorized Signing Officer

CIBC MELLON TRUST COMPANY

By: ______________________

Authorized Signatory

By: ______________________

Authorized Signatory

SHAREHOLDER RIGHTS PLAN

(To be attached to each Rights Certificate)

FORM OF ELECTION TO EXERCISE TO:  VIRGINIA MINES INC.

The undersigned hereby irrevocably elects to exercise ___________ whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued to:

(NAME)

(ADDRESS)

(CITY AND STATE OR PROVINCE)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(NAME)

(ADDRESS)

(CITY AND STATE OR PROVINCE)

SOCIAL INSURANCE, SOCIAL SECURITY OR OTHER TAXPAYER NUMBER

Dated
Signature Guaranteed	Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be guaranteed by a Schedule 1 Canadian chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

SHAREHOLDER RIGHTS PLAN

To be completed if true

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in concert with any of the foregoing.

Signature

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NOTICE

In the event the certification set forth in the Form of Election to Exercise is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights shall be null and void.

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FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED ________________________ hereby sells, assigns and transfers unto

 (Please print name and address of transferee

the Rights represented by this Rights Certificate, together with all right, title and interest therein and does hereby irrevocably constitute and appoint ___________________ as attorney to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated
Signature Guaranteed	Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be guaranteed by a Schedule 1 Canadian chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

SHAREHOLDER RIGHTS PLAN

To be completed if true

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in concert with any of the foregoing.

Signature

SHAREHOLDER RIGHTS PLAN

NOTICE

In the event the certification set forth in the Form of Assignment is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights shall be null and void.